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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ---------------------


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 4, 1996


                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



             DELAWARE                               1-4219                         C-74-1339132
   (State or other jurisdiction              (Commission File No.)               (I.R.S. Employee
         of incorporation)                                                      Identification No.)


                              1717 ST. JAMES PLACE
                                   SUITE 550
                              HOUSTON, TEXAS 77056
                    (Address of principal executive offices)


                                 (713) 940-6100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         The information set forth in the attached Press Release issued by Zapata Corporation and Houlihan's Restaurant Group, Inc. and filed as an Exhibit hereto is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibits are filed with this report:

               2 Agreement and Plan of Merger dated as of June 4, 1996 by and among Zapata Corporation, Zapata Acquisition Corp. and Houlihan's Restaurant Group, Inc. (the "Agreement")

              99 Press Release dated June 5, 1996, issued jointly by Zapata Corporation and Houlihan's Restaurant Group, Inc.

         The exhibits and disclosure schedules to the Agreement are omitted. Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish copies of the exhibits and disclosure schedules to the Securities and Exchange Commission upon request.





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                                   SIGNATURES



             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ZAPATA CORPORATION



                                 By: /s/ JOSEPH L. von ROSENBERG III
                                    -------------------------------------
                                     Joseph L. von Rosenberg III
                                     Executive Vice President, General Counsel
                                        and Corporate Secretary



Date:  June 17, 1996




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                                 EXHIBIT INDEX


Exhibit                  Description
- -------                  -----------

 2 Agreement and Plan of Merger dated as of June 4, 1996 by and among Zapata Corporation, Zapata Acquisition Corp. and Houlihan's Restaurant Group, Inc.

99 Press Release dated June 5, 1996, issued jointly by Zapata Corporation and Houlihan's Restaurant Group, Inc.





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